UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

(a) Amendment No. 5 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer with GB Capital Ltd

On March 17, 2026, PMGC Holdings Inc. (the “Company”) entered into Amendment No. 5 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer (“Amendment No. 5 to the GB Capital Consulting Agreement”) with GB Capital Ltd, a British Columbia, Canada corporation wholly owned by Graydon Bensler, the Company’s Chief Executive Officer, Chief Financial Officer, and Director (“GB Capital”). Amendment No. 5 to the GB Capital Consulting Agreement amended and restated Section 1(a) of Exhibit B of that certain Consulting and Services Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital, dated October 25, 2024, as amended (“GB Capital Consulting Agreement”), such that GB Capital’s annual consultant fee is $300,000 per annum. Amendment No. 5 to the GB Capital Consulting Agreement also provided that, for the avoidance of doubt, for the 2026 fiscal year, GB Capital is entitled to this annual consultant fee beginning on January 1, 2026.

Except as expressly amended in Amendment No. 5 to the GB Capital Consulting Agreement, the GB Capital Consulting Agreement remains in full force and effect. The foregoing summary of Amendment No. 5 to the GB Capital Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 to the GB Capital Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

(b) Amendment No. 5 to the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman between the Company and Northstrive Companies Inc.

On March 17, 2026, the Company entered into Amendment No. 5 to the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman (“Amendment No. 5 to the Northstrive Consulting Agreement”) with Northstrive Companies Inc., a California corporation wholly owned by Braeden Lichti, the Company’s Chairman (“Northstrive”). Amendment No. 5 to the Northstrive Consulting Agreement amended and restated Section 1(a) of Exhibit B of that certain Consulting and Services Agreement for Non-Employee, Non-Executive Chairman between the Company and Northstrive, dated October 25, 2024, as amended (“Northstrive Consulting Agreement”), such that Northstrive’s annual consultant fee is $360,000 per annum. Amendment No. 5 to the Northstrive Consulting Agreement also provided that, for the avoidance of doubt, for the 2026 fiscal year, Northstrive is entitled to this annual consultant fee beginning on January 1, 2026.

Except as expressly amended in Amendment No. 5 to the Northstrive Consulting Agreement, the Northstrive Consulting Agreement remains in full force and effect. The foregoing summary of Amendment No. 5 to the Northstrive Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 to the Northstrive Consulting Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital Ltd dated March 17, 2026.
10.2	Amendment No. 5 to the Consulting and Services Agreement for Non-Employee, Non-Executive Chairman with NorthStrive Companies Inc. dated March 17, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026

PMGC Holdings Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, Chief Financial Officer, and Director

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